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                                                                      EXHIBIT 23




        CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Form S-8 registration statements File Nos. 33-84592, 33-84594, 33-15493, 33-15499,
33-48539, 333-48541, 333-58773, 333-58777.



/s/ ARTHUR ANDERSEN LLP
-----------------------------------
Arthur Andersen LLP

Los Angeles, California
March 23, 2000